                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2001



                               AVISTA CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)


          Washington                     1-3701                 91-0462470
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(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)

1411 East Mission Avenue, Spokane, Washington                  99202-2600
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:           509-489-0500
      Web site:   http://www.avistacorp.com               ----------------------


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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER INFORMATION

On April 30, 2001, the Company issued a press release announcing a settlement agreement related to Avista Corp.'s power-cost deferral and recovery plan in Washington. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference. Neither the filing of any press release as an exhibit to this Current Report nor the inclusion in such press releases of a reference to the Company's Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report. The information available at the Company's Internet address is not part of this Current Report or any other report filed by the Company with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         AVISTA CORPORATION
                                                         ------------------
                                                            (Registrant)



Date:     May 2, 2001                                    /s/ Jon E. Eliassen
                                                      -------------------------
                                                           Jon E. Eliassen
                                                      Senior Vice President and
                                                      Chief Financial Officer
                                                      (Principal Accounting and
                                                         Financial Officer)